Exhibit (24)

WACHOVIA CORPORATION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of WACHOVIA CORPORATION (the “Corporation”) hereby constitute and appoint Mark C. Treanor, Ross E. Jeffries, Jr. and Anthony R. Augliera, and each of them severally, the true and lawful agents and attorneys-in-fact of the undersigned, with full power and authority in said agents and the attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, one or more Registration Statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the registration of debt securities of SouthTrust Corporation and its affiliates, and to sign any and all amendments to such Registration Statements.

SIGNATURE	CAPACITY
/s/ G. KENNEDY THOMPSON	Chairman, President, Chief Executive Officer and Director
G. KENNEDY THOMPSON

/s/ ROBERT P. KELLY	Senior Executive Vice President and Chief Financial Officer
ROBERT P. KELLY

/s/ DAVID M. JULIAN	Executive Vice President and Corporate Controller (Principal Accounting Officer)
DAVID M. JULIAN

/s/ JOHN D. BAKER, II	Director
JOHN D. BAKER, II

/s/ JAMES S. BALLOUN	Director
JAMES S. BALLOUN

/s/ ROBERT J. BROWN	Director
ROBERT J. BROWN

/s/ PETER C. BROWNING	Director
PETER C. BROWNING

/s/ JOHN T. CASTEEN III	Director
JOHN T. CASTEEN III

SIGNATURE	CAPACITY
/s/ WILLIAM H. GOODWIN, JR.	Director
WILLIAM H. GOODWIN, JR.

/s/ ROBERT A. INGRAM	Director
ROBERT A. INGRAM

/s/ DONALD M. JAMES	Director
DONALD M. JAMES

/s/ WALLACE D. MALONE, JR.	Vice Chairman and Director
WALLACE D. MALONE, JR.

Director
MACKEY J. MCDONALD

/s/ JOSEPH NEUBAUER	Director
JOSEPH NEUBAUER

/s/ LLOYD U. NOLAND, III	Director
LLOYD U. NOLAND, III

/s/ VAN L. RICHEY	Director
VAN L. RICHEY

/s/ RUTH G. SHAW	Director
RUTH G. SHAW

/s/ LANTY L. SMITH	Director
LANTY L. SMITH

/s/ JOHN C. WHITAKER, JR.	Director
JOHN C. WHITAKER, JR.

/s/ DONA DAVIS YOUNG	Director
DONA DAVIS YOUNG

December 14, 2004